Label	Element	Value
CALAMOS GLOBAL EQUITY FUND | Calamos Global Equity Fund
Prospectus [Line Items]	oef_ProspectusLineItems
Risk/Return [Heading]	oef_RiskReturnHeading	Calamos Global Equity Fund
Strategy Narrative [Text Block]	oef_StrategyNarrativeTextBlock

Calamos Global Equity Fund

Effective immediately, with regard to the Calamos Global Equity Fund, the first sentence of the second paragraph under “Principal Investment Strategies” on page 88 of the statutory prospectus is hereby replaced with the following:

The Fund anticipates that the investment adviser’s process will result in the Fund investing in a globally diversified manner. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of foreign issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers.